UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 26, 2004

                              CROSSTEX ENERGY, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                   000-50067                      16-1616605
(State or other              (Commission                 (I.R.S. Employer
 jurisdiction of              File Number)                Identification Number)
 incorporation or
 organization)


               2501 CEDAR SPRINGS, SUITE 600, DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 953-9500


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release dated February 26, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 26, 2004, Crosstex Energy, L.P., a Delaware limited partnership (the "Partnership"), issued a press release describing its financial results for the three- and twelve-month periods ended December 31, 2003. A copy of the Partnership's press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information on this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CROSSTEX ENERGY, L.P.
                                        (Registrant)

                                    By:  Crosstex Energy GP, L.P.,
                                          its General Partner

                                          By: Crosstex Energy GP, LLC,
                                              its General Partner

Date: February 26, 2004                        By: /s/ William W. Davis
                                                   ----------------------
                                                    William W. Davis
                                                    Senior Vice President and
                                                    Chief Financial Officer








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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                DESCRIPTION
------                -----------

99.1        --        Press Release dated February 26, 2004